UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

ATAIBECKLEY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-43037	41-3357923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o atai Life Sciences US, Inc. c/o Industrious NYC, 250 West 34th Street
New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (332) 282-0507

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07
Submission of Matters to a Vote of Security Holders

On September 8, 2026, AtaiBeckley Inc., a Delaware corporation (“AtaiBeckley”), held a virtual special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement of AtaiBeckley prepared in connection with the Merger Agreement (as defined below) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 10, 2026, which was first mailed to the AtaiBeckley stockholders on August 10, 2026.

As of the close of business on August 7, 2026, the record date for the Special Meeting, there were 370,864,669 shares of common stock, par value $0.01 per share, of AtaiBeckley (“AtaiBeckley Common Stock”) issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting, a total of 243,351,557 shares of AtaiBeckley Common Stock, representing approximately 65.6% of all of the shares of issued and outstanding AtaiBeckley Common Stock entitled to vote, were present in person (virtually) or represented by proxy at the Special Meeting and thus a quorum was present. The tables below detail the final voting results for each proposal.

1.
Proposal No. 1 - The Merger Proposal: To approve the adoption of the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of July 15, 2026, by and among Eli Lilly and Company, an Indiana corporation (“Lilly”), Albali Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Lilly, and AtaiBeckley (the “Merger Proposal”).

The Merger Proposal was approved by the requisite vote of AtaiBeckley’s stockholders.

Votes For	Votes Against	Abstentions
237,762,253	5,033,755	555,549

2.
Proposal No. 2 - The Adjournment Proposal: To approve any proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting (the “Adjournment Proposal”).

The Adjournment Proposal was approved by the requisite vote of AtaiBeckley’s stockholders.

Votes For	Votes Against	Abstentions
229,411,340	12,814,164	1,126,053

As the Merger Proposal was approved, the Adjournment Proposal was not acted upon.

Assuming the satisfaction or waiver of all the other conditions to the merger, AtaiBeckley expects that the merger will be consummated on September 11, 2026.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains forward-looking statements that involve substantial risks and uncertainties, including statements regarding the pending merger and the timing of closing. All statements other than statements of historical facts are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on current beliefs and expectations, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to: a failure to (or delay in) receiving the required regulatory clearances for the merger; a condition to closing of the merger may not be satisfied (or waived); the ability of each party to consummate the merger; the closing of the merger might be delayed or not occur at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the diversion of management time and attention from ongoing business operations and opportunities; the response of competitors to the merger; the effect of the merger and the public announcement of the merger on AtaiBeckley's operations and its relationships with its suppliers, business partners, management and employees, including its ability to attract and retain key personnel; Lilly's ability to successfully integrate AtaiBeckley and execute on the continued development of AtaiBeckley's programs following the closing of the merger; that all or any of the potential milestone payments pursuant to the contingent value rights will not become payable on the terms described in the Merger Agreement or at all; the outcome of any legal proceedings that could be instituted against the parties to the merger; the risks inherent in drug research, development and commercialization; disruption in AtaiBeckley's plans and operations attributable to the merger; changes in AtaiBeckley's business during the period between announcement and closing of the merger; Lilly's evaluation of the accounting treatment of the potential acquisition and its potential impact on its financial results and financial guidance; the effects of the merger on AtaiBeckley's stock price; relationships with key third parties or governmental entities; regulatory changes and developments; and the impact of global macroeconomic conditions, including trade and other global disputes and interruptions, including related to tariffs, trade protection measures, and similar restrictions. For further discussion of these and other risks and uncertainties, see AtaiBeckley's definitive proxy statement filed with the SEC on August 10, 2026 and AtaiBeckley's periodic reports filed with the SEC. There can be no assurance that the merger will in fact be consummated. All forward-looking statements in this Report are based on information available to AtaiBeckley as of the date hereof. AtaiBeckley expressly disclaims any obligation to publicly update or revise the forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2026	ATAIBECKLEY INC.

	By:	/s/ Srinivas Rao
	Name:	Srinivas Rao
	Title:	Chief Executive Officer